Note 17 - Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]

17.     Subsequent Events

In January 2014, the Company entered into certain  agreements for investor-related consulting services.. In accordance with these agreements, the consultants  shall be entitled to an annual grant of 200,000 restricted shares of common stock of the Company for each of the next three years, totaling 600,000 restricted shares of stock in total. Each 200,000 restricted share grant vests on a monthly basis during the twelve month period from the date of grant.

In March 2014, the Company raised gross proceeds of $11.7 million through the sale of our  newly designated Series C 8% Convertible Preferred Stock, or the Preferred Stock, convertible into shares of its common stock, at an initial conversion price per share equal to the lower of $3.40 and 85% of the offering price in a future public equity offering by us of at least $10 million, a five-year warrant to purchase one half of a share of common stock at an exercise price equal to the lower of $4.25 and 125% of the conversion price of the Preferred Stock then in effect, and a five-year warrant to purchase one half of a share of common stock at an exercise price equal to the lower of $5.10 and 150% of the conversion price of the Preferred Stock then in effect. In connection with the offering, the Company has agreed to file a registration statement to register the shares of common stock underlying the preferred stock and warrants. Under the agreement, the registration statement must be filed within 30 days of the closing of the financing and declared effective within the timeline provided in the agreement. If the applicable deadlines are not met, monthly liquidating damages of 1.5% of the subscription amount (with a 12% cap) will be due to the purchaser. The Company received net proceeds of approximately $8.9 million from the sale of the Preferred Stock, after deducting transaction fees and expenses, and expects to receive an additional $1.0 million from one investor which initially paid its subscription with a short-term promissory note. Included in this amount is a deposit for future financing of $0.5 million the Company received in November and December 2013 and an additional $0.6 million received prior to the signing of the transaction during the first quarter of 2014. The Company will require significant further funding to continue our development plans beyond 2014.

In April 2014, the Company entered into a three-year, $5.0 million revolving line of credit with its existing stockholder, who is related to a member of the Company’s board of directors. Borrowings under this line of credit incur interest at a rate of 12% per annum, payable quarterly. Any amounts borrowed under the line of credit become due upon maturity, April 7, 2017. This facility is unsecured and subordinated to the Company’s senior secured term loan. Additionally, either party has the right to terminate this line upon completion of a capital raise in excess of $5 million.